UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2023

BELONG ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40648	86-1450752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Washington Street, Suite 401
Brookline, MA 02445

(Address of Principal Executive Offices) (Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Class A common stock, par value $0.0001 per share	BLNG	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	BLNGW	Nasdaq Capital Market
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BLNGU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2023, Belong Acquisition Corp. (the “Company”) appointed Joel Washington to serve as the Company’s President and Chief Investment Officer. Peter Saldarriaga, the Company’s current President, Chief Executive Officer and Chief Financial Officer, will retain his positions as Chief Executive Officer and Chief Financial Officer.

Mr. Washington, age 39, is an experienced founder and investor in tech startups.  Most recently, in 2015 he founded and served as Chief Operating Officer of Zero Financial, Inc., a neobank that launched a credit card, debit card, bank account, and cash advances, and led the sale of the company to a large fintech in 2021.  Previously, in 2013 he was a Founder of Shift (NASDAQ:SFT), an online used car retailer, which went public in 2020 via a business combination with a special purpose acquisition company.  Earlier in his career, from 2007 to 2011, he worked as an investor at Comcast Ventures, investing in seed through growth stage startups, and has also worked on angel investments.  Mr. Washington began his career as a management consultant at the Boston Consulting Group, where he worked from 2005 to 2007 for various corporate clients in the tech, media, and telecom sectors, and on private equity due diligence engagements.  He earned a degree in Government & Economics with honors from Harvard College, and later an MBA from Stanford University. Mr. Washington has no family relationships with any of the Company’s directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2023	BELONG ACQUISITION CORP.

	By:	/s/ Peter Saldarriaga
Peter Saldarriaga
Chief Executive Officer and Chief Financial Officer

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